UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2021

NEW BEGINNINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39679	85-2642786
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 1st Street, Unit 1

Miami Beach, FL 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 592-7979

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	NBA.U	NYSE American
Common stock, par value $0.0001 per share	NBA	NYSE American
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NBA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 8, 2021, New Beginnings Acquisition Corp., a Delaware corporation (“Parent”), Artemis Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Airspan Networks Inc., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, subject to the terms and conditions of the Business Combination Agreement, Merger Sub will merge with and into the Company and the Company will survive the merger and become a wholly owned subsidiary of Parent. The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, termination fee provisions and other terms relating to the Merger (defined below) and the other transactions contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Structure of the Transaction

The transaction is structured as a reverse triangular merger, which includes the following:

(a)	Pursuant to the Business Combination Agreement, at the Effective Time, Merger Sub will be merged with and into the Company (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with the Company surviving as a wholly owned direct subsidiary of Parent (the “Surviving Corporation”);

(b)	Contemporaneously with the execution of the Business Combination Agreement, certain investors entered into certain subscription agreements (the “Subscription Agreements”), pursuant to which such investors agreed to subscribe for and purchase shares of Parent Common Stock at a purchase price of $10.00 per share in a private placement (the “Private Placements”) to be consummated immediately prior to the consummation of the Transactions. A description of the Subscription Agreements is set forth under the heading “Subscription Agreements” under this Item 1.01 of this Current Report on Form 8-K;

(c)	Concurrently with the execution of the Business Combination Agreement, Parent and the Key Company Stockholders entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”), pursuant to which such Key Company Stockholders agreed, among other things, to vote their shares of Company Common Stock, Company Class B Common Stock and Company Voting Preferred Stock in favor of adopting the Business Combination Agreement and approving the Transactions. A description of the Stockholder Support Agreement is set forth under the heading “Stockholder Support Agreement” under this Item 1.01 of this Current Report on Form 8-K;

(d)	Concurrently with the execution of the Business Combination Agreement, New Beginnings Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company and Parent entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed, among other things, upon the terms and subject to the conditions set forth therein, to (i) forfeit 125,000 shares of Parent Common Stock held by the Sponsor immediately prior to the Effective Time, (ii) vote all of its shares of Parent Common Stock in favor of adopting the Business Combination Agreement and approving the Transactions and (iii) not redeem its shares of Parent Common Stock. A description of the Sponsor Support Agreement is set forth under the heading “Sponsor Support Agreement” under this Item 1.01 of this Current Report on Form 8-K;

(e)	In connection with the Closing, Parent, certain stockholders of the Company and certain stockholders of Parent (including the Sponsor) will enter into an Amended and Restated Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”). A description of the Registration Rights and Lock-Up Agreement is set forth under the heading “Registration Rights and Lock-Up Agreement” under this Item 1.01 of this Current Report on Form 8-K; and

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(f)	In connection with the Closing, Parent, the Sponsor and certain stockholders of the Company will enter into a Stockholders Agreement (the “Stockholders Agreement”). A description of the Stockholders Agreement is set forth under the heading “Stockholders Agreement” under this Item 1.01 of this Current Report on Form 8-K.

Conversion of Securities; Aggregate Transaction Consideration

At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any shares of Company Capital Stock:

(a)	each share of Company Common Stock, Company Class B Common Stock, Company Class C Common Stock and Company Preferred Stock that is issued and outstanding immediately prior to the Effective Time (excluding Company Restricted Stock that is not Accelerated Restricted Stock and Dissenting Shares) shall automatically be converted into and become the right to receive, in accordance with the Payment Spreadsheet, the number of shares of Parent Common Stock and New Parent Warrants (including an allocation of New Parent $12.50 Warrants, New Parent $15.00 Warrants and New Parent $17.50 Warrants) set forth in the Payment Spreadsheet (defined below) (the “Merger Consideration”);

(b)	each share of Company Capital Stock held in the treasury of the Company immediately prior to the Effective Time shall automatically be canceled and cease to exist and no payment or distribution shall be made with respect thereto;

(c)	each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation;

(d)	the Company Equity Plan shall be assumed by Parent and (i) the Company Options that are outstanding immediately prior to the Effective Time, whether vested or unvested, shall be converted into Exchanged Options, and (ii) shares of Company Restricted Stock that are outstanding immediately prior to the Effective Time shall be converted into shares of Exchanged Restricted Stock, in each case in accordance with the Payment Spreadsheet, with each holder of Company Options to receive options to purchase the number of shares of Parent Common Stock set forth opposite such holder’s name on the Payment Spreadsheet and each holder of Company Restricted Stock to receive such number of shares of Exchanged Restricted Stock set forth opposite such holder’s name on the Payment Spreadsheet; and

(e)	Parent Common Stock issued in consideration for Company 102 Shares and Exchanged Options issued upon assumption of Company 102 Options shall remain subject to the Company Equity Plan as assumed by Parent and shall continue to be subject to the trustee capital gains route of Section 102 of the Ordinance and shall be deposited with the Section 102 Trustee as required under applicable Law and in accordance with the Option Tax Ruling.

At the Closing, the participants (the “MIP Participants”) in the Company’s Management Incentive Plan (the “MIP”) shall become entitled to receive, in full satisfaction of their rights under the MIP, an aggregate of $17,500,000 in cash (the “MIP Aggregate Cash Consideration”) and restricted stock units with respect to an aggregate of 1,750,000 shares of Parent Common Stock (the “MIP RSUs”), with each MIP Participant entitled to receive such portion of the MIP Aggregate Cash Consideration and such MIP RSUs as are set forth in the Payment Spreadsheet.

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Not less than five Business Days prior to the Effective Time, the Company shall deliver to Parent a schedule (the “Payment Spreadsheet”) setting forth (i) the Company’s good faith calculation of Aggregate Stock Consideration, (ii) the allocation of MIP Aggregate Cash Consideration and MIP RSUs among the MIP Participants, (iii) the portion of Aggregate Stock Consideration payable to each holder of Company Capital Stock (including each holder of Company Preferred Stock pursuant to the Net Exercise and holders of Accelerated Restricted Stock, but excluding any holder of Company Restricted Stock that is not Accelerated Restricted Stock), provided that this will be provided on an aggregate basis with respect to the holders of Company Common Stock, (iv) the portion of the Aggregate Stock Consideration that can be purchased under the Exchanged Options, (v) the portion of the Aggregate Stock Consideration subject to the Exchanged Restricted Stock, (vi) the portion of the Aggregate Stock Consideration available for future awards under the Stock Incentive Plan following the Effective Time and (vii) the allocation of the New Parent Warrants among the holders of the Company Capital Stock (including holders of Company Preferred Stock issued pursuant to the Net Exercise and holders of Accelerated Restricted Stock, but excluding holders of Company Restricted Stock that is not Accelerated Restricted Stock). As promptly as practicable following the Company’s delivery of the Payment Spreadsheet, the parties shall work together in good faith to finalize the calculation of the Aggregate Stock Consideration and the Payment Spreadsheet. The allocation of the Aggregate Stock Consideration, the MIP Consideration and the New Parent Warrants and the information with respect to the exchange of Company Options into Exchanged Options and Company Restricted Stock into Exchanged Restricted Stock set forth in the Payment Spreadsheet shall, to the fullest extent permitted by applicable Law, be final and binding on all parties and shall be used by Parent and Merger Sub for purposes of issuing the Merger Consideration to the holders of Company Capital Stock (including holders of Company Preferred Stock issued pursuant to the Net Exercise and holders of Accelerated Restricted Stock, but excluding holders of Company Restricted Stock that is not Accelerated Restricted Stock), and paying the MIP Consideration to the MIP Participants, and conversion of the Company Options into the Exchanged Options and the Company Restricted Stock into Exchanged Restricted Stock absent manifest error. “Aggregate Stock Consideration” means a number of shares of Parent Common Stock equal to the quotient of (a) the Company Value divided by (b) $10.00. “Company Value” means an amount equal to $682,500,000.

Closing

The Closing will occur as promptly as practicable, but in no event later than three Business Days after the satisfaction or, if permissible, waiver of all of the closing conditions (other than those conditions that by their nature are to be satisfied at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or, if permissible, waiver of such conditions at the Closing).

Proxy Statement

As promptly as practicable after the date of the Business Combination Agreement and receipt of the PCAOB Audited Financials, (a) Parent and the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a joint consent solicitation/proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of Parent and to the stockholders of the Company relating to (i) with respect to the Company’s stockholders, the action to be taken by certain stockholders of the Company pursuant to the Written Consent and (ii) with respect to Parent’s stockholders, the Parent Stockholders’ Meeting to be held to consider approval and adoption of (A) the Business Combination Agreement and the Merger, (B) the issuance of Parent Common Stock and New Parent Warrants as contemplated by the Business Combination Agreement, (C) the second amended and restated Parent Certificate of Incorporation, (D) the Stock Incentive Plan, and (E) any other proposals the parties deem necessary to effectuate the Transactions (collectively, the “Parent Proposals”) and (b) Parent will prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”), in which the Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of the shares of Parent Common Stock and New Parent Warrants to be issued to the stockholders of the Company pursuant to the Business Combination Agreement.

Stock Exchange Listing

Parent will use its reasonable best efforts to cause the Merger Consideration issued in connection with the Transactions to be approved for listing on NYSE American or the New York Stock Exchange at Closing. Until the Closing, Parent will use its reasonable best efforts to keep the Parent Units, Parent Common Stock and Parent Warrants listed for trading on NYSE American.

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Company Stockholder Approval

Upon the terms set forth in the Business Combination Agreement, the Company shall submit the approval and adoption of the Business Combination Agreement and the Merger and all of the other Transactions for action by consent in lieu of a meeting of stockholders, which such consent is intended to constitute the Company Stockholder Approval (upon execution and delivery thereof by the relevant stockholders of the Company) and shall be in such form and substance as shall be reasonably acceptable to Parent (the “Written Consent”) as soon as reasonably practicable after the Registration Statement becomes effective, and in any event within 48 hours after the Registration Statement becomes effective (it being agreed that the approval and adoption of the Business Combination Agreement and the Merger and all of the other Transactions shall be submitted to the Company’s stockholders even if there shall have been a Company Adverse Recommendation Change, unless the Business Combination Agreement has been earlier terminated in accordance with the terms of the Business Combination Agreement).

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) the Company and (b) Parent and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. The Company has agreed to customary “no shop” obligations subject to a customary “fiduciary out” prior to obtaining the Company Stockholder Approval.

The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Business Combination Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Business Combination Agreement and not to provide investors with any other factual information regarding Parent, the Company or their respective businesses, and should be read in conjunction with the disclosures in Parent’s periodic reports and other filings with the SEC.

Conditions to Closing

Mutual

The obligations of the Company, Parent and Merger Sub to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a)	The Company Stockholder Approval shall have been obtained;

(b)	The Parent Proposals shall have been approved and adopted by the requisite affirmative vote of the stockholders of Parent in accordance with the Proxy Statement, the DGCL, the Parent Organizational Documents and the rules and regulations of NYSE American;

(c)	No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions, including the Merger, illegal or otherwise prohibiting consummation of the Transactions, including the Merger;

(d)	All required filings under the HSR Act shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder shall have been obtained;

(e)	All consents, approvals and authorizations set forth on Section 8.01(e) of the Company Disclosure Schedule shall have been obtained from all Governmental Authorities; and

(f)	The Registration Statement shall have been declared effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement shall have been initiated or be threatened by the SEC.

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Parent and Merger Sub

The obligations of Parent and Merger Sub to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a)	The representations and warranties of the Company contained in Section 4.08(c) (Absence of Certain Changes or Events) of the Business Combination Agreement shall be true and correct in all respects as of the Closing Date as though made on the Closing Date. The representations and warranties of the Company contained in Section 4.01 (Organization and Qualification; Subsidiaries), Section 4.03 (Capitalization), Section 4.04 (Authority Relative to the Business Combination Agreement) and Section 4.22 (Brokers) of the Business Combination Agreement shall each be true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date. All other representations and warranties of the Company contained in the Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect.

(b)	The Company shall have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed by an officer of the Company, certifying as to the satisfaction of certain conditions;

(d)	No Company Material Adverse Effect shall have occurred between the date of the Business Combination Agreement and the Closing Date;

(e)	Other than those persons identified as continuing directors under the Business Combination Agreement, all members of the Company Board shall have executed written resignations effective as of the Effective Time;

(f)	All parties to the Registration Rights and Lock-Up Agreement (other than Parent and the holders of equity securities of Parent prior to the Closing contemplated to be party thereto) shall have delivered, or caused to be delivered, to Parent a copy of the Registration Rights and Lock-Up Agreement duly executed by all such parties;

(g)	All parties to the Stockholders Agreement (other than Parent and the Sponsor) shall have delivered, or caused to be delivered, to Parent a copy of the Stockholders Agreement duly executed by all such parties,

(h)	On or prior to the Closing, the Company shall have delivered to Parent a properly executed certification that shares of Company Common Stock are not “U.S. real property interests” in accordance with the Treasury Regulations under Sections 897 and 1445 of the Code, together with a notice to the IRS (which shall be filed by Parent with the IRS following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations;

(i)	The Company shall have delivered to Parent the Payment Spreadsheet; and

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(j)	The Company shall have delivered to Parent (i) a consent executed by each MIP Participant with respect to its MIP Consideration which shall include an acknowledgement that such MIP Participant will be receiving both cash and securities in settlement of amounts payable thereunder and that such MIP Participant will not be entitled to any other amounts under the MIP, other than the MIP Consideration, and (ii) evidence of termination of the MIP, effective as of the Effective Time.

The Company

The obligations of the Company to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to Closing of the following additional conditions:

(a)	The representations and warranties of Parent and Merger Sub contained in Section 5.08(b) (Absence of Certain Changes or Events) of the Business Combination Agreement shall be true and correct in all respects as of the Closing Date as though made on the Closing Date. The representations and warranties of Parent and Merger Sub contained in Section 5.01 (Corporation Organization), Section 5.04 (Authority Relative to the Business Combination Agreement) and Section 5.12 (Brokers) of the Business Combination Agreement shall each be true and correct in all material respects as of the Closing Date as though made on the Closing Date (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” or any similar limitation set forth therein), except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date. The representations and warranties of Parent and Merger Sub contained in Section 5.03 (Capitalization) of the Business Combination Agreement shall each be true and correct in all respects other than de minimis inaccuracies as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date. All other representations and warranties of Parent and Merger Sub contained in the Business Combination Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Parent Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date, as though made on and as of the Closing Date, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Parent Material Adverse Effect.

(b)	Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	Parent shall have delivered to the Company a certificate, dated the date of the Closing, signed by the President of Parent, certifying as to the satisfaction of certain conditions;

(d)	No Parent Material Adverse Effect shall have occurred between the date of the Business Combination Agreement and the Closing Date;

(e)	The shares of Parent Common Stock (i) constituting the aggregate Merger Consideration and (ii) to be issued in connection with the transactions contemplated by the Subscription Agreements, shall have been approved for listing on NYSE American or the New York Stock Exchange, subject to notice of official issuance;

(f)	Parent and the holders of equity securities of Parent prior to the Closing contemplated to be party thereto shall have delivered, or caused to be delivered, to the Company a copy of the Registration Rights and Lock-Up Agreement duly executed by all such parties;

(g)	Parent and the Sponsor shall have delivered, or caused to be delivered, to the Company a copy of the Stockholders Agreement duly executed by each such party;

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(h)	The officers of Parent and the members of the Parent Board, as required pursuant to the Business Combination Agreement, shall have executed written resignations effective as of the Effective Time; and

(i)	After giving effect to (i) the exercise of Redemption Rights by holders of the outstanding shares of Parent Common Stock and (ii) the sale and issuance by Parent of Parent Common Stock between the date of the Business Combination Agreement and the Effective Time, the amount of cash held by Parent in the aggregate, whether in or outside the Trust Account, shall be equal to at least $135,000,000.

Termination

The Business Combination Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Transactions by the stockholders of the Company or Parent, respectively, as follows:

(a)	By mutual written consent of Parent and the Company;

(b)	By either Parent or the Company, if (i) the Effective Time shall not have occurred prior to July 15, 2021 (the “Outside Date”); provided, however, that the Outside Date shall automatically be extended without any further action by any party to August 15, 2021 if the Registration Statement shall not have been declared effective by June 15, 2021; provided; further, that the Business Combination Agreement may not be so terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition set forth in Article VIII of the Business Combination Agreement on or prior to the Outside Date (as the same may be extended in accordance with the Business Combination Agreement); (ii) any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Merger; or (iii) any of the Parent Proposals shall fail to receive the requisite vote for approval at the Parent Stockholders’ Meeting or any adjournment thereof.

(c)	By the Company if (i) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that certain conditions set forth in the Business Combination Agreement would not be satisfied (“Terminating Parent Breach”); provided that the Company has not waived such Terminating Parent Breach and the Company is not then in material breach of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided, further, that, if such Terminating Parent Breach is curable by Parent or Merger Sub, the Company may not so terminate the Business Combination Agreement for so long as Parent and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by the Company to Parent; or (ii) at any time prior to receipt of the Company Stockholder Approval, in connection with entering into a Company Acquisition Agreement with respect to a Company Superior Proposal in accordance with the Business Combination Agreement; provided, that prior to or concurrently with such termination the Company pays the Termination Fee (defined below).

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(d)	By Parent if (i) the Company Board or a committee thereof, prior to obtaining the Company Stockholder Approval, shall have made a Company Adverse Recommendation Change; (ii) the Company fails to deliver the Written Consent to Parent within 48 hours after the Registration Statement becomes effective; (iii) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that certain conditions set forth in the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided that Parent has not waived such Terminating Company Breach and Parent and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further, that, if such Terminating Company Breach is curable by the Company, Parent may not so terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within 30 days after notice of such breach is provided by Parent to the Company; or (iv) the PCAOB Audited Financials shall not have been delivered to Parent by the Company on or before 45 days from the date of the Business Combination Agreement.

Effect of Termination

If the Business Combination Agreement is terminated, the Business Combination Agreement will, to the fullest extent permitted by applicable Law, become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Termination Fee

The Company is required to pay a termination fee in the amount of $21,000,000 (the “Termination Fee”), in the event that:

(a)	the Business Combination Agreement is terminated by Parent as a result of the Company Board or a committee thereof, prior to obtaining the Company Stockholder Approval, making a Company Adverse Recommendation Change;

(b)	(i) a Company Acquisition Proposal shall have been made, proposed or otherwise communicated to the Company after the date of the Business Combination Agreement but before the date of termination of the Business Combination Agreement, (ii) the Business Combination Agreement is terminated by (x) the Company or Parent as a result of the Effective Time not occurring prior to the Outside Date, (y) Parent as a result of the Company having failed to deliver the Written Consent to Parent within 48 hours after the Registration Statement becomes effective or (z) Parent as a result of there having been a breach of any representation, warranty, covenant or agreement of the Company set forth in the Business Combination Agreement, in each case as set forth above, and (iii) within 12 months following the date on which the Business Combination Agreement is terminated, the Company enters into a definitive agreement, arrangement or understanding with respect to such Company Acquisition Proposal with the person or all or any part of the “group” (as defined in the Exchange Act) who proposed or otherwise communicated such Company Acquisition Proposal, or on whose behalf such Company Acquisition Proposal was proposed or otherwise communicated; provided, that for purposes of clause (i) above, the references to “10%” in the definition of Company Acquisition Proposal are deemed to be references to “50%”; or

(c)	the Business Combination Agreement is terminated by the Company, at any time prior to receipt of the Company Stockholder Approval, in connection with entering into a Company Acquisition Agreement with respect to a Company Superior Proposal.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 and which is incorporated by reference herein.

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Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Parent and the Key Company Stockholders entered into the Stockholder Support Agreement in which such Key Company Stockholders agreed, among other things, subject to the terms and conditions of the Stockholder Support Agreement, (a) to vote all of their shares of Company Common Stock, Company Class B Common Stock and Company Voting Preferred Stock in favor of the approval and adoption of the Business Combination Agreement and approval of the Merger and the other Transactions, (b) not directly or indirectly sell, assign, transfer, pledge, dispose of or otherwise encumber any of their shares of Company Common Stock, Company Class B Common Stock or Company Voting Preferred Stock (or enter into any arrangement with respect thereto), (c) not enter into any voting arrangement that is inconsistent with the Stockholder Support Agreement, and (d) not directly or indirectly (i) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information), whether publicly or otherwise, any inquiries, offers or proposals with respect to, or the making of, any Company Acquisition Proposal, (ii) engage in any negotiations or discussions concerning, or provide access to or furnish non-public information regarding, the Company’s or any Company Subsidiary’s properties, assets, personnel, books or records or any Confidential Information or data to, any person relating to a Company Acquisition Proposal or (iii) enter into, engage in or maintain discussions or negotiations with respect to any Company Acquisition Proposal (or inquiries, proposals or offers or other communications that would reasonably be expected to lead to any Company Acquisition Proposal) or otherwise cooperate with or assist or participate in, or knowingly facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholder Support Agreement, which is filed as Exhibit 10.1 and which is incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor, the Company and Parent entered into the Sponsor Support Agreement in which the Sponsor agreed, among other things, subject to the terms and conditions of the Sponsor Support Agreement, (a) to forfeit 125,000 shares of Parent Common Stock held by the Sponsor immediately prior to the Effective Time, (b) to vote all shares of Parent Common Stock held by the Sponsor at such time in favor of the approval and adoption of the Business Combination Agreement and approval of the Merger, the other Transactions and the other Parent Proposals, (c) to abstain from exercising any redemption rights with respect to any shares of Parent Common Stock held by Sponsor, (d) that it shall not directly or indirectly sell, assign, transfer, pledge, dispose of or otherwise encumber any of the shares of Parent Common Stock held by the Sponsor or otherwise agree to do any of the foregoing, except pursuant to the Sponsor Support Agreement and (e) that it shall not directly or indirectly take any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or knowingly encourage, respond, provide information to or commence due diligence with respect to, any person (other than the Company, its stockholders or any of their affiliates or Representatives), concerning, relating to or which is intended or would reasonably be expected to give rise to or result in, a Business Combination Proposal, other than with the Company, its stockholders and their respective affiliates and Representatives.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights and Lock-Up Agreement

Contemporaneously with the Closing, Parent and certain stockholders of each of the Sponsor and the Company (such stockholders, the “Holders”) will enter into the Registration Rights and Lock-Up Agreement, pursuant to which the Company will be obligated to file a registration statement to register the resale of certain securities of the Company held by the Holders. The Registration Rights and Lock-Up Agreement will also provide the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions. Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provides for the securities of the Company held by certain pre-closing stockholders of the Company to be locked-up for a period of time in accordance with the terms set forth therein.

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The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Stockholders Agreement

Contemporaneously with the Closing, Parent, the Sponsor and certain stockholders of the Company will enter into the Stockholders Agreement, which will provide, among other things, that the post-Closing board of directors of Parent will consist of eight (8) directors. Additionally, the Stockholders Agreement will provide that, from and after the Closing and until such time as the Sponsor Beneficially Owns (as defined in the Stockholders Agreement) less than 1,535,000 shares of Parent Common Stock, the Sponsor shall have the right to nominate one director to the board of directors of Parent (the “Sponsor Director”), who shall initially be Michael Liebowitz. The Stockholders Agreement will also provide that, if the Sponsor Director is an independent director, the Sponsor Director will be appointed to, and serve on, the nominating and corporate governance committee of the board of directors of Parent (or, if there is no nominating and corporate governance committee of the board of directors of Parent, such other committee of the board of directors of Parent that is primarily responsible for nominating and corporate governance matters).

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Stockholders Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

New Parent Warrant Agreement

Contemporaneously with the Closing, Parent and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as warrant agent and transfer agent (the “Warrant Agent”), will enter into the New Parent Warrant Agreement, which provides for the form and provisions of the New Parent Warrants, the terms upon which the New Parent Warrants shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the New Parent Warrants. The New Parent Warrants to be issued pursuant to the New Parent Warrant Agreement include: (i) 3,000,000 warrants to purchase one share of Parent Common Stock per warrant, at an exercise price of $12.50; (ii) 3,000,000 warrants to purchase one share of Parent Common Stock per warrant, at an exercise price of $15.00; and (iii) 3,000,000 warrants to purchase one share of Parent Common Stock per warrant, at an exercise price of $17.50. Under the New Parent Warrants, Parent may redeem the warrants upon thirty days prior written notice if the sales price of the shares of Common Stock exceeds certain thresholds over a thirty trading day period.

The foregoing description of the New Parent Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of New Parent Warrant Agreement, a copy of which is included as Exhibit C to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Post-Closing Second and Amended Restated Certificate of Incorporation and Amended and Restated Bylaws of Parent

In connection with the Closing, the organizational documents of Parent will be amended to reflect organizational documents which are customary for a publicly traded company on NYSE American or the New York Stock Exchange. In addition, Parent will have customary public company committees such as an audit committee and a compensation committee.

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A copy of the form of Second Amended and Restated Certificate of Incorporation of Parent is included as Exhibit D to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

Parent obtained commitments from certain investors (each, a “Subscriber”) to purchase shares of Parent Common Stock (such shares, collectively, “Subscription Shares”) in an aggregate value of $75,000,000 (as of the date hereof), representing 7,500,000 Subscription Shares at a price of $10.00 per share. The purpose of the sale of the Subscription Shares is to raise additional capital for use in connection with the Transactions and to meet the minimum cash requirements provided in the Business Combination Agreement. The closing of the sale of the Subscription Shares pursuant to the Subscription Agreement is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Merger.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. In connection with the Closing, Parent will issue 7,500,000 shares of Parent Common Stock to Subscribers. The shares of Parent Common Stock to be issued in connection with the PIPE Financing will not be registered under the Securities Act, and will be issued in reliance on the exemption from the registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Additional Information and Where to Find It

Parent intends to file with the SEC a registration statement on Form S-4, in which a joint consent solicitation/proxy statement/prospectus relating to the Transactions will be included, which joint consent solicitation/proxy statement/prospectus will be mailed to its stockholders once definitive. This document does not contain all the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. Parent’s stockholders and other interested persons are advised to read, when available, the preliminary joint consent solicitation/proxy statement/prospectus and the amendments thereto and the registration statement on Form S-4 and other documents filed in connection with the Transactions, as these materials will contain important information about the Company, Parent and the Transactions. When available, the joint consent solicitation/proxy statement/prospectus and other relevant materials for the Transactions will be mailed to stockholders of Parent as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the preliminary joint consent solicitation/proxy statement/prospectus, the definitive joint consent solicitation/proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Participants in Solicitation

Parent and its directors and executive officers may be deemed participants in the solicitation of proxies from Parent’s stockholders with respect to the Transactions. A list of the names of those directors and executive officers and a description of their interests in Parent is contained in Parent’s Registration Statement on Form S-1, as filed on September 21, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA. Additional information regarding the interests of such participants will be contained in the joint consent solicitation/proxy statement/prospectus for the Transactions when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Parent in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be included in the joint consent solicitation/proxy statement/prospectus for the Transactions when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the Company’s industry and market sizes, future opportunities for Parent, the Company and the combined company, Parent’s and the Company’s estimated future results and the Transactions, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Transactions. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Parent’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Parent’s securities; (ii) the risk that the Transactions may not be completed by Parent’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Parent; (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Business Combination Agreement by the stockholders of Parent and the Company, the satisfaction of the minimum cash amount following redemptions by Parent’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Transactions; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the Transactions; (vii) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, performance and business generally; (viii) risks that the Transactions disrupt current plans and operations of the Company; (ix) the outcome of any legal proceedings that may be instituted against the Company or Parent related to the Business Combination Agreement or the Transactions; (x) the ability to maintain the listing of Parent’s securities on NYSE American; (xi) the price of Parent’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; (xiv) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that the Company is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on NYSE American or the New York Stock Exchange or if approved, maintain the listing.

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Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Parent and the Company or the date of such information in the case of information from persons other than Parent or the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Business Combination Agreement, dated as of March 8, 2021, by and among Parent, Merger Sub and the Company.

10.1*	Stockholder Support Agreement, dated as of March 8, 2021, by and among Parent and certain stockholders of the Company.

10.2	Sponsor Support Agreement, dated as of March 8, 2021, by and among Parent, Sponsor and the Company.

10.3	Form of Subscription Agreement.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Parent agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW BEGINNINGS ACQUISITION CORP.

Date: March 12, 2021	By:	/s/ Michael S. Liebowitz
		Name:	Michael S. Liebowitz
		Title:	Chief Executive Officer

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